UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 10, 2009

Equity One, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

1600 NE Miami Gardens Drive
North Miami Beach, Florida  33179
(Address of Principal Executive Offices) (Zip Code)

(305) 947-1664
(Registrant’s Telephone Number, Including Area Code)

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

Item 7.01 Regulation FD Disclosure

Equity One, Inc., a Maryland corporation (the “Company” or “Equity One”), is hereby providing the fair value of its investment property as defined by International Financial Reporting Standards (“IFRS”) IAS 40, “Investment Property” as of  September 30, 2009. As announced previously, the Company has agreed to provide this information to Gazit-Globe Ltd. (“Gazit”), its major indirect stockholder, in connection with Gazit’s financial reports which are prepared in accordance with IFRS.

IFRS permits fair value accounting for investment property, which includes property held for sale. In addition, in accordance with IFRS, the value of straight-line rent receivable, deferred costs and intangible assets and liabilities related to income-producing property are not presented separately since they are included within the fair values of income-producing property.

In accordance with the amendments to IAS 40 which became effective January 1, 2009, investment property now includes, in addition to income-producing shopping centers, (a) property that is being constructed or developed for future use as investment property, (b) land held for long-term capital appreciation and (c) land held for undecided future use ((a) – (c) are collectively referred to herein as the “Newly Classified Investment Property”). Therefore, as of September 30, 2009, Newly Classified Investment Property, previously presented at historical cost under both US Generally Accepted Accounting Principles and IFRS, is now measured at fair value in accordance with IAS 40 and included in the total amount of investment property.

The Company recently completed an internal quarterly valuation review to determine the fair value of its existing investment property. Based upon the internal review Equity One has determined that, as of September 30, 2009, the fair value of its investment property was approximately $2,650,652,000. This amount includes the fair market value of 21 properties owned by DIM Vastgoed N.V. and consolidated by the Company, as such values were publicly reported by DIM.

The determination of these values required management to make significant estimates and assumptions, and the actual values achieved in the event of any property sales transactions may differ from the values incorporated into the fair value determination noted above.

The shopping center in our portfolio with the highest fair value is Sheridan Plaza located in Hollywood, Florida with a value as of September 30, 2009 of $115.4 million.

The information contained in this report on Form 8-K shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2009	EQUITY ONE, INC.

/s/ Mark Langer

Mark Langer
Executive Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)

3